LIMITED WAIVER REGARDING
                      MAXIMUM LEVERAGE RATIO

                          April 12, 1995



WEI Holdings, Inc.
Wherehouse Entertainment, Inc.
19701 Hamilton Avenue
Torrance, CA  90502-1334


Ladies and Gentlemen:

     Reference is made to that certain Credit Agreement dated as of June 11, 1992, as amended by that certain First Amendment to Credit Agreement dated as of November 17, 1992, that certain Second Amendment to Credit Agreement dated as of August 17, 1993 and that certain Third Amendment and Limited Waiver to Credit Agreement dated as of January 27, 1994 (as so amended, the "Credit Agreement") among WEI Holdings, Inc. ("Holdings"), Where-house Entertainment, Inc. ("Borrower"), the lenders party thereto ("Lenders") and Bankers Trust Company, as agent for Lenders ("Agent"). Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement.

     Holdings and Borrower have informed Agent and Lenders that they will not satisfy the requirements of Section 6.6B of the Credit Agreement relating to the maximum permitted leverage ratio for the fourth Fiscal Quarter of Fiscal Year 1995. At the request of Holdings and Borrower, the undersigned Lenders, constituting Requisite Lenders under the Credit Agreement, hereby waive until May 15, 1995 compliance with the provisions of
Section 6.6B of the Credit Agreement with respect to the fourth Fiscal Quarter of Fiscal Year 1995.

     Without limiting the generality of the provisions of subsection 10.7 of the Credit Agreement, the waiver set forth herein shall be limited precisely as written and relates solely to the noncompliance by Holdings and Borrower with the provisions of Section 6.6B of the Credit Agreement in the manner, to the extent and for the period described above, and nothing in this Limited Waiver shall be deemed to (a) constitute a waiver of compliance by Holdings or Borrower with respect to (i) Section 6.6B of the Credit Agreement in any other instance or (ii) any other term, provision or condition of the Credit Agreement or any other instrument or agreement referred to therein, (b) prejudice any right or remedy that Agent of any Lender may now have (except to the extent such right or remedy was based upon existing defaults that will not exist after giving effect to this Limited Waiver) or may have in the future under or in connection with the Credit Agreement or any other instrument or agreement referred to therein or (c) create any obligation on the part of Agent or any Lender to renew or extend the waiver contained herein. Except as expressly set forth herein, the terms, provisions and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect and in all other respects are hereby ratified and confirmed.

     In order to induce Lenders to enter into this Limited Waiver, each of Holdings and Borrower, by its execution of a counterpart of this Limited Waiver, represents and warrants that after giving effect to this Limited Waiver (a) no Event of Default exists under the Credit Agreement, (b) all representa-tions and warranties contained in the Credit Agreement and the other Loan Documents are true, correct and complete in all material respects on and as of the date hereof except to the extent such representations and warranties specifically relate to an earlier date, in which case they are true, correct and complete in all material respects on and as of such earlier date, and (c) Holdings and Borrower have performed all agreements to be performed on their part as set forth in the Credit Agreement.

     This Limited Waiver may be executed in any number of counterparts and by different parties hereto in separate counter-parts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. The limited waiver set forth herein shall become effective as of the date hereof upon the execution of counterparts hereof by Holdings, Borrower and Lenders constituting Requisite Lenders and receipt by Agent of written or telephonic notification of such execution and authorization of delivery thereof.

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          THIS LIMITED WAIVER SHALL BE GOVERNED BY, AND SHALL BE
CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF
THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS
PRINCIPLES.


                              LENDERS:

                              BANKERS TRUST COMPANY, individually
                              and as Agent


                              By:   /s/ Mary Jo Jolly
                                   -----------------------------
                              Title:   Mary Jo Jolly
                                       Assistant Vice President


                              HELLER FINANCIAL, INC.

                              By:   /s/ K. Craig Gallehugh
                                   -----------------------------
                              Title:    Vice President


                              PRIME INCOME TRUST

                              By:
                                   -----------------------------
                              Title:


                              UNITED STATES NATIONAL BANK
                              OF OREGON

                              By:
                                   -----------------------------
                              Title: